SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): March 5, 2015

Knowledge Machine International, Inc.

(Exact Name of Registrant as Specified in Charter)

Nevada	333-191175	90-0925768
(State or Other Jurisdiction of Incorporation)	Commission File Number	(IRS Employer Identification No.)

14 Hayward Brook Drive, Concord, NH	03301
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (603) 717-6279

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[_] Written communications pursuant to Rule 425 under the Securities Act

[_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act

[_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

[_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

In connection with the filing of the Company’s transition report on form 10-Q with the Commission on December 8, 2014, the Company disclosed in the report the change in its year end from July 31st to June 30th, which change was made by the Board of Directors on December 8, 2014, and which by this filing should be reflected on the Commission’s website for the Company’s filings.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Knowledge Machine International, Inc.

Date: March 5, 2015	By:	/s/ Vivek R. Dave
Vivek R. Dave, Ph.D., Chief Executive Officer